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                               MODIFICATION NO. 8

                                       TO

                          INTER-COMPANY POWER AGREEMENT

                               DATED JULY 10, 1953

                                      AMONG

                        OHIO VALLEY ELECTRIC CORPORATION,
                           APPALACHIAN POWER COMPANY,
                     THE CINCINNATI GAS & ELECTRIC COMPANY,
                    COLUMBUS SOUTHERN POWER COMPANY (formerly
                  COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY),
                       THE DAYTON POWER AND LIGHT COMPANY,
                    INDIANA MICHIGAN POWER COMPANY (formerly
                      INDIANA & MICHIGAN ELECTRIC COMPANY),
                           KENTUCKY UTILITIES COMPANY,
                       LOUISVILLE GAS AND ELECTRIC COMPANY
                           MONONGAHELA POWER COMPANY,
                              OHIO EDISON COMPANY,
                               OHIO POWER COMPANY,
                           PENNSYLVANIA POWER COMPANY,
                           THE POTOMAC EDISON COMPANY,
                   SOUTHERN INDIANA GAS AND ELECTRIC COMPANY,
                         THE TOLEDO EDISON COMPANY, and
                            WEST PENN POWER COMPANY.


                          -----------------------------

                          Dated as of January 19, 1994

                          -----------------------------


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

                               MODIFICATION NO. 8

                                       TO

                          INTER-COMPANY POWER AGREEMENT


     THIS AGREEMENT dated as of the _____ day of __________, 1994, by and among OHIO VALLEY ELECTRIC CORPORATION (herein called "OVEC" or "Corporation"), APPALACHIAN POWER COMPANY (herein called "Appalachian"), THE CINCINNATI GAS & ELECTRIC COMPANY (herein called "Cincinnati"), COLUMBUS SOUTHERN POWER COMPANY (formerly COLUMBUS AND SOUTHERN OHIO ELECTRIC COMPANY) (herein called "Columbus"), THE DAYTON POWER AND LIGHT COMPANY (herein called "Dayton"), INDIANA MICHIGAN POWER COMPANY (formerly INDIANA & MICHIGAN ELECTRIC COMPANY) (herein called "Indiana"), KENTUCKY UTILITIES COMPANY (herein called "Kentucky"), LOUISVILLE GAS AND ELECTRIC COMPANY (herein called "Louisville"), MONONGAHELA POWER COMPANY (herein called "Monongahela"), OHIO EDISON COMPANY (herein called "Ohio Edison"), OHIO POWER COMPANY (herein called "Ohio Power"), PENNSYLVANIA POWER COMPANY (herein called "Pennsylvania"), THE POTOMAC EDISON COMPANY (herein called "Potomac"), SOUTHERN INDIANA GAS AND ELECTRIC COMPANY (herein called "Southern Indiana"), THE TOLEDO EDISON COMPANY (herein called "Toledo"), and WEST PENN POWER COMPANY (herein called "West Penn"), all of the foregoing, other than OVEC, being herein sometimes collectively referred to as the Sponsoring Companies and individually as a Sponsoring Company.

                          W I T N E S S E T H  T H A T

     WHEREAS, Corporation and the United States of America have heretofore entered into Contract No. AT-(40-1)-1530 (redesignated Contract No. E-(40-1)- 1530, later redesignated Contract No. EY-76-C-05-1530 and later redesignated Contract No. DE-AC05-760RO1530), dated October 15, 1952, providing for the supply by Corporation of electric utility services to the United States Atomic Energy Commission (hereinafter called "AEC") at AEC's project near Portsmouth, Ohio (hereinafter called the "Project"), which Contract has heretofore been modified by Modification No. 1, dated July 23, 1953, Modification No. 2, dated as of March 15, 1964, Modification No. 3, dated as of May 12, 1966, Modification No. 4, dated as of January 7, 1967, Modification No. 5, dated as of August 15, 1967, Modification No. 6, dated as of November 15, 1967, Modification No. 7, dated as of November 5, 1975, Modification No. 8, dated as of June 23, 1977, Modification No. 9, dated as of July 1, 1978, Modification No. 10, dated as of August 1, 1979, Modification No. 11, dated as of September 1, 1979, Modification No. 12, dated as of August 1, 1981, Modification No. 13, dated as of September 1, 1989, Modification No. 14, dated as of January 15, 1992, and Modification No. 15, dated as of February 1, 1993 (said Contract, as so modified, is hereinafter called the "DOE Power Agreement"); and

     WHEREAS, pursuant to the Energy Reorganization Act of 1974, the AEC was abolished on January 19, 1975 and certain of its functions, including the procurement of electric utility services for the Project, were transferred to and vested in the Administrator of Energy Research and Development; and

     WHEREAS, pursuant to the Department of Energy Organization Act, on October 1, 1977, all of the functions vested by law in the Administrator of Energy Research and Development or the

Energy Research and Development Administration were transferred to, and vested in, the Secretary of Energy, the statutory head of the Department of Energy (hereinafter called "DOE"); and

     WHEREAS, the parties hereto have entered into a contract, herein called the "Inter-Company Power Agreement," dated July 10, 1953, governing, among other things, (a) the supply by the Sponsoring Companies of Supplemental Power in order to enable Corporation to fulfill its obligations under the DOE Power Agreement, and (b) the rights of the Sponsoring Companies to receive Surplus Power (as defined in the Agreement identified in the next clause in this preamble) as may be available at the Project Generating Stations and the obligations of the Sponsoring Companies to pay therefor; and

     WHEREAS, the Inter-Company Power Agreement has heretofore been amended by Modification No. 1, dated as of June 3, 1966, Modification No. 2 dated as of January 7, 1967, Modification No. 3, dated as of November 15, 1967, Modification No. 4, dated as of November 5, 1975, Modification No. 5, dated as of September 1, 1979, Modification No. 6, dated as of August 1, 1981, and Modification No. 7, dated as of January 15, 1992 (said contract so amended and as modified and amended by this Modification No. 8 being herein and therein sometimes called the "Agreement"); and

     WHEREAS, OVEC and the Sponsoring Companies desire to enter into this Modification No. 8 as more particularly hereinafter provided;

     NOW, THEREFORE, the parties hereto agree with each other as follows:

     1.   Insert after SUBSECTION 1.0122 a new SUBSECTION 1.0123 as follows:

     1.0123 "Emergency Power Supply Period" means any period of time during which, at the request of one or more of the Sponsoring Companies, OVEC and DOE have agreed to reduce the contract demand under the DOE Power Agreement in order that one or more of the Sponsoring Companies will have available additional Surplus

     Power and Energy to prevent or alleviate an emergency which impairs or jeopardizes the ability of the Sponsoring Company or Companies to meet load.

     2.   Delete SUBSECTION 5.041 and substitute therefor the following:

     5.041 Any Sponsoring Company's Surplus Power Reservation, established as hereinbelow provided, shall remain in effect for a period of not less than a calendar week except during an Emergency Power Supply Period. Surplus Power Reservations shall provide the basis for carrying out settlements between OVEC and Sponsoring Companies.

     3.   Delete SECTION 6.01 and substitute therefor the following:

     6.01 TOTAL MONTHLY CHARGE. The amount to be paid Corporation each month by he Sponsoring Companies for Surplus Power and Surplus Energy supplied under this Agreement shall consist of the sum of an energy charge, a demand charge and, if applicable, an emergency power surcharge, all determined as set forth in this ARTICLE 6.

     4.   Delete SUBSECTION 6.035 and substitute therefor the following:

     6.035 Determine the difference, if any, between (a) the aggregate of the costs determined as provided in subsection 6.031 above and (b) the sum of the demand charge to be charged to DOE determined as provided in subsection 6.033 above plus the amounts (other than amounts for fuel expense), if any, payable by DOE pursuant to paragraph 3 of
     Section 2.04 of the DOE Power Agreement for billing kwh of supplemental energy furnished from the Project Generating Stations. The aggregate demand charge which shall be paid by or credited to all Sponsoring Companies for such month shall be the amount of such difference.

     The portion thereof payable for such month by each Sponsoring Company shall be computed by allocating such aggregate demand charge, based on availability on a kilowatt-hour basis, among the calendar weeks (or fractions thereof) of such month and shall be the total of the products obtained by multiplying the respective Surplus power Reservations of said Sponsoring Company for such weeks (or fraction thereof) by the respective amounts so allocated.

     5.   Insert after SUBSECTION 6.035 a new SUBSECTION 6.036 as follows:

     6.036 If, during an Emergency Power Supply Period, OVEC requests DOE to reduce load so that more capacity and energy can be made available to a Sponsoring Company or Companies affected by such emergency and if DOE agrees to do so on condition that OVEC reimburse DOE for its estimated costs of reducing load (emergency power surcharge), the aggregate demand charge to be paid by each

     Sponsoring Company shall be adjusted to reflect its agreed share of DOE's emergency power surcharge paid or credited by OVEC to DOE. Such share shall be determined based on DOE's estimated cost per kilowatt of reducing an increment of load during a clock-hour and the amount of capacity reserved by such Sponsoring Company attributable to such load reduction.

     6. This modification No. 8 shall become effective at 12:00 o'clock Midnight on the day on which Corporation shall advise the other parties to this Modification No. 8 (to be later confirmed in writing) that all conditions precedent to the effectiveness of this Modification No. 8 shall have been satisfied.

     7. The Inter-Company Power Agreement, as modified by Modifications Nos. 1, 2, 3, 4, 5, 6 and 7 and as hereinbefore provided, is hereby in all respects confirmed.

     8. This Modification No. 8 may be executed in any number of copies and by the different parties hereto on separate counterparts, each of which shall be deemed an original but all of which together shall constitute a single agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification No. 8 as of the day and year first written above.

                                   OHIO VALLEY ELECTRIC CORPORATION


                                   By:
                                        -----------------------------------

                                   APPALACHIAN POWER COMPANY


                                   By:
                                        -----------------------------------

                                   THE CINCINNATI GAS & ELECTRIC COMPANY


                                   By:
                                        -----------------------------------

                                   COLUMBUS SOUTHERN POWER COMPANY


                                   By:
                                        -----------------------------------

                                   THE DAYTON POWER AND LIGHT COMPANY

                                   By:
                                        -----------------------------------

                                   INDIANA MICHIGAN POWER COMPANY


                                   By:
                                        -----------------------------------

                                   KENTUCKY UTILITIES COMPANY


                                   By:
                                        -----------------------------------

                                   LOUISVILLE GAS AND ELECTRIC COMPANY


                                   By:
                                        -----------------------------------

                                   MONONGAHELA POWER COMPANY


                                   By:
                                        -----------------------------------

                                   OHIO EDISON COMPANY


                                   By:
                                        -----------------------------------

                                   OHIO POWER COMPANY


                                   By:
                                        -----------------------------------

                                   PENNSYLVANIA POWER COMPANY


                                   By:
                                        -----------------------------------

                                   THE POTOMAC EDISON COMPANY


                                   By:
                                        -----------------------------------

                                   SOUTHERN INDIANA GAS AND ELECTRIC
                                     COMPANY


                                   By:
                                        -----------------------------------

                                   THE TOLEDO EDISON COMPANY


                                   By:
                                        -----------------------------------

                                   WEST PENN POWER COMPANY


                                   By:
                                        -----------------------------------